Exhibit 99.7

PRO FORMA FINANCIAL STATEMENTS

Unaudited Pro Forma Condensed Consolidated Combined Financial Statements

The Unaudited Pro Forma Condensed Consolidated Combined Financial Statements, or the pro forma financial statements, combine the historical consolidated financial statements of Yield Inc. and the financial statements of certain ROFO Assets acquired on June 30, 2014 to illustrate the potential effect of the acquisitions. The Acquired ROFO Assets were El Segundo Energy Center, TA-High Desert and RE Kansas South.  The pro forma financial statements are based on, and should be read in conjunction with, the:

• accompanying notes to the Unaudited Pro Forma Condensed Consolidated Combined Financial Statements;

• consolidated financial statements of Yield Inc. for the year ended December 31, 2013 and for the three months ended March 31, 2014 and the notes relating thereto, incorporated herein by reference; and

• financial statements of the operating subsidiaries of Natural Gas Repowering LLC, the indirect owner of El Segundo Energy Center, NRG Solar Kansas South Holdings LLC, the indirect owner of RE Kansas South, and NRG Solar Mayfair LLC, the indirect owner of TA-High Desert, for the year ended December 31, 2013 and for the three months ended March 31, 2014 and the notes relating thereto.  These financial statements are for NRG West Holdings LLC, NRG Solar Kansas South LLC and TA-High Desert LLC.

The historical consolidated financial statements have been adjusted in the pro forma financial statements to give effect to pro forma events that are (1) directly attributable to the acquisition of El Segundo Energy Center, RE Kansas South and TA-High Desert, (2) factually supportable and (3) with respect to the pro forma statements of operations, expected to have a continuing impact on the combined results. The Unaudited Pro Forma Condensed Consolidated Combined Statements of Operations or the pro forma statements of operations, for the year ended December 31, 2013 and for the three months ended March 31, 2014, give effect to the acquisitions as if they occurred on January 1, 2013. The Unaudited Pro Forma Condensed Consolidated Combined Balance Sheet, or the pro forma balance sheet, as of March 31, 2014, gives effect to the acquisitions as if they occurred on March 31, 2014.

As described in the accompanying notes, the acquisitions of El Segundo Energy Center, RE Kansas South and TA-High Desert will be accounted for as a transfer of entities under common control and the purchase price will be allocated to the carrying values of the assets acquired and liabilities assumed as of the date of the acquisitions.

The pro forma financial statements have been presented for informational purposes only and are not necessarily indicative of what the combined company’s results of operations and financial position would have been had the acquisitions of El Segundo Energy Center, RE Kansas South and TA-High Desert been completed on the dates indicated.  Yield Inc. could incur significant costs to integrate the businesses. The pro forma financial statements do not reflect the cost of any integration activities or benefits that may result from synergies that may be derived from any integration activities.  In addition, the pro forma financial statements do not purport to project the future results of operations or financial position of the combined company.

Unaudited Pro Forma Combined Consolidated Income Statement

Three Months Ended March 31, 2014

	NRG Yield, Inc. Historical	El Segundo Energy Center	RE Kansas South	TA-High Desert	Combined Acquired ROFO Assets	Pro Forma Adjustments		Pro Forma Combined
	(in millions, except per share amounts)

Operating revenues
Total operating revenues	$110	$27	$1	$1	$29	$—		$139

Operating Costs and Expenses
Cost of operations	53	6	—	—	6	—		59
Depreciation and amortization	17	5	1	1	7	—		24
General and administrative	—	—	—	—	—	—		—
General and administrative - affiliate	2	—	—	—	—	—		2
Total operating costs and expenses	72	11	1	1	13	—		85

Operating Income	38	16	—	—	16	—		54

Other Income/(Expense)
Equity in earnings of unconsolidated affiliates	1	—	—	—	—	—		1
Other income, net	1	—	—	—	—	—		1
Interest expense	(19)	(6)	(1)	(1)	(8)	—		(27)
Total other income / (expense)	(17)	(6)	(1)	(1)	(8)	—		(25)

Income/(Loss) Before Income Taxes	21	10	(1)	(1)	8	—		29

Income tax expense/(benefit)	3	—	—	—	—	1	(a)	4

Net Income/(Loss)	18	10	(1)	(1)	8	(1)		25

Less: Net income/(loss) attributable to noncontrolling interest	14	—	—	—	—	5	(b)	19
Net income/(loss) attributable to NRG Yield, Inc.	4	10	(1)	(1)	8	(6)		6

Earnings per share attributable to Class A common stockholders
Basic weighted average number of Class A common shares outstanding	23							23
Basic earnings per Class A common share	$0.18							$0.25
Diluted weighted average number of Class A common shares outstanding	30							30
Diluted earnings per Class A common share	$0.17							$0.20

Unaudited Pro Forma Combined Consolidated Income Statement

Year Ended December 31, 2013

	NRG Yield, Inc. Historical	El Segundo Energy Center	RE Kansas South	TA-High Desert	Combined NRG ROFO Assets	Pro Forma Adjustments	Pro Forma Combined
	(in millions, except per share amounts)
Total operating revenues	$313	$56	$2	$7	$65	$—	$378
							—
Operating Costs and Expenses							—
Cost of operations	127	15	1	1	17	—	144
Depreciation and amortization	51	7	1	2	10	—	61
General and administrative	—	—	—	—	—		—
General and administrative - affiliate	7	—	—	—	—	—	7
Total operating costs and expenses	185	22	2	3	27	—	212

Operating Income	128	34	—	4	38	—	166

Other Income/(Expense)
Equity in earnings of unconsolidated affiliates	22	—	—	—	—	—	22
Other income, net	2	1	—	—	1	—	3
Interest expense	(35)	(12)	(1)	(3)	(16)	—	(51)
Total other income / (expense)	(11)	(11)	(1)	(3)	(15)	—	(26)

Income (Loss) Before Income Taxes	117	23	(1)	1	23	—	140

Income tax expense	8	—	—	—	—	3 (a)	11
							—
Net Income / (loss)	109	23	(1)	1	23	(3)	129

Less: Predecessor income prior to initial public offering on July 22, 2013	54	—	—	—	—	—	54

Net Income/(loss) Subsequent to Initial Public Offering	55	23	(1)	1	23	(3)	75

Less: Net income attributable to noncontrolling interest	42	—	—	—	—	15 (b)	57

Net income / (loss) attributable to NRG Yield, Inc.	13	23	(1)	1	23	(18)	18

Earnings per share attributable to Class A common stockholders
Basic weighted average number of Class A common shares outstanding	23						23
Basic earnings per Class A common share	$0.57						$0.77
Diluted weighted average number of Class A common shares outstanding	23						23
Diluted earnings per Class A common share	$0.57						$0.77

Unaudited Pro Forma Combined Consolidated Balance Sheet

As of March 31, 2014

	NRG Yield, Inc. Historical	El Segundo Energy Center	RE Kansas South	TA-High Desert	Combined Acquired ROFO Assets	Pro Forma Adjustments		Pro Forma Combined
ASSETS (in millions)

Current Assets
Cash and cash equivalents	420	12	1	1	14	(349	)(c)	85
Restricted cash	21	11	—	—	11	—		32
Accounts receivable - trade, net	38	5	1	1	7	—		45
Accounts receivable - affiliate	1	—	—	—	—	—		1
Inventory	15	—	—	—	—	—		15
Derivative instruments	1	—	—	—	—	—		1
Notes receivable	2	4	—	—	4	—		6
Prepayments and other current assets	4	24	21	20	65	—		69

Total current assets	502	56	23	22	101	(349)		254

Property, Plant and Equipment
Total property, plant & equipment	1,711	643	50	69	762	—		2,473
Less accumulated depreciation	(181)	(13)	(2)	(2)	(17)	—		(198)
Property, plant and equipment, net of accumulated depreciation	1,530	630	48	67	745	—		2,275

Other Assets
Equity investments in affiliates	229	—	—	—	—	—		229
Notes receivable	5	13	1	—	14	—		19
Intangible assets, net of accumulated amortization	85	8	—	9	17	—		102
Derivative instruments	7	4	1	—	5	—		12
Deferred income taxes	144	—	—	—	—	—		144
Other non-current assets	32	24	—	—	24	—		56

Total other assets	502	49	2	9	60	—		562

Total Assets	2,534	735	73	98	906	(349)		3,091

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities
Current portion of long-term debt and capital leases	71	36	23	24	83	—		154
Accounts payable	14	1	—	—	1	—		15
Payable to affiliates	26	10	—	—	15	—		36
Derivative instruments valuation	22	8	—	—	8	—		30
Accrued expenses and other current liabilities	17	2	1	1	4	—		21
Total current liabilities	150	57	24	25	111	—		256

Other Liabilities
Long-term debt and capital leases	1,310	484	35	55	574	—		1,884
Derivative instruments	20	—	—	—	—	—		20
Other non current liabilities	23	3	—	—	3	—		26
Total non-current liabilities	1,353	487	35	55	577	—		1,930

Total Liabilities	1,503	544	59	80	683	—		2,186

Stockholders’ Equity
Preferred stock, $0.01 par value; 10,000,000 shares authorized; none issued	—	—	—	—	—	—		—
Class A common stock, $0.01 par value; 500,000,000 shares authorized; 22,511,250 shares issued	—	—	—	—	—	—		—
Class B common stock, $0.01 par value; 500,000,000 shares authorized; 42,738,750 shares issued	—	—	—	—	—	—		—
Additional paid-in capital	644	165	14	18	197	(197	)(d)	644
Retained earnings/(Accumulated (loss) deficit)	4	30	(1)	—	29	(29	)(d)	4
Accumulated other comprehensive income	(2)	(4)	1	—	(3)	—		(5)
Noncontrolling Interest	385	—	—	—	—	(123	)(d)	262
Total Stockholders’ Equity	1,031	191	14	18	223	(349)		905

Total Liabilities and Stockholders’ Equity	2,534	735	73	98	906	(349)		3,095

Notes to the Unaudited Pro Forma Condensed Combined Financial Statements

(a)                              Represents the adjustment to record the tax effect of including the results of the Acquired ROFO Assets in Yield Inc.’s results.

(b)                              Represents the adjustment to record noncontrolling interest associated with the results of the Acquired ROFO Assets in Yield Inc.’s results.

(c)                               Represents cash utilized, excluding the $8 million working capital adjustment, to fund the purchase price of the Acquired ROFO Assets.

(d)                                 Represents the adjustment to reclassify the equity of the Acquired ROFO Assets to non-controlling interest. The acquisition represents a transfer of interests under common control and the equity was transferred at carrying value with no gain or loss recorded.